First Security Benefit Life Insurance and Annuity Company of New York	EliteDesigns® Variable Annuity Application

Questions? Call our Service Center at 877-700-6847.

Instructions
Complete the entire form to establish a new EliteDesigns® Variable Annuity Contract. Please type or print.

1. Choose Type of Annuity Contract
Please select the annuity type: m Non-Qualified m Roth IRA m Traditional IRA
Initial Contribution $
For IRAs only: Current Year $	Prior Year $	Rollover $

2. Provide Annuitant Information
Name of Annuitant				m Male m Female
	First	MI	Last
Mailing Address
	Street Address	City	State	ZIP Code
Residential Address
(if different from mailing address) Street Address	City	State	ZIP Code

Social Security Number/Tax I.D. Number	Date of Birth
(mm/dd/yyyy)
Daytime Phone Number	Home Phone Number

3. Provide Contractowner Information
❒ Same as Annuitant
Name of Contractowner				m Male m Female
	First	MI	Last
Mailing Address
	Street Address	City	State	ZIP Code
Residential Address
(if different from mailing address) Street Address	City	State	ZIP Code

Social Security Number/Tax I.D. Number	Date of Birth
(mm/dd/yyyy)
Daytime Phone Number	Home Phone Number

4. Provide Joint Owner Information
Name of Joint Owner				m Male m Female
	First	MI	Last
Mailing Address
	Street Address	City	State	ZIP Code
Residential Address
(if different from mailing address) Street Address	City	State	ZIP Code

Social Security Number/Tax I.D. Number	Date of Birth
(mm/dd/yyyy)
Daytime Phone Number	Home Phone Number

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5. Provide Primary and Secondary Beneficiary(ies)
For additional Primary Beneficiaries, please attach a separate list to the end of this application.
	Primary Beneficiary			Social	DOB	Relationship to	%
	Name	Address (city, state, zip)	Phone No.	Security No.	(mm/dd/yyyy)	Owner	of Benefit
1.
2.
3.
For additional Secondary Beneficiaries, please attach a separate list to the end of this application.
	Secondary Beneficiary			Social	DOB	Relationship to	%
	Name	Address (city, state, zip)	Phone No.	Security No.	(mm/dd/yyyy)	Owner	of Benefit
1.
2.
3.

6. Provide Replacement Information
Do you currently have any existing annuity or insurance policies? m Yes m No
Does this proposed contract replace or change any existing annuity or insurance policy? m Yes m No
If yes, please list the following for all life insurance or annuity contracts to be replaced:

Current Carrier Name	Contract/Policy Number

7. Choose Optional Return of Premium Death Benefit Rider
❒ Return of Premium Death Benefit Rider.

Please Continue

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8. Provide Investment Directions (continued on page 4)

Please indicate your investment preferences below. Please use whole percentages totaling 100%
%	7TwelveTM Balanced	%	BlackRock Global	%	Fidelity® VIP Emerging	%	Guggenheim VIF CLS
	Portfolio		Opportunities V.I.		Markets		AdvisorOne Select
%	Adaptive Allocation Portfolio	%	BlackRock High Yield V.I.	%	Fidelity® VIP Growth &		Allocation
%	Alger Capital Appreciation	%	BlackRock Large Cap		Income	%	Guggenheim VIF Floating
%	Alger Large Cap Growth		Core V.I.	%	Fidelity® VIP Growth		Rate Strategies
%	AllianceBernstein VPS	%	BlackRock Large Cap		Opportunities	%	Guggenheim VIF Global
	Dynamic Asset Allocation		Growth V.I.	%	Fidelity® VIP High Income		Managed Futures Strategy
%	AllianceBernstein VPS	%	Deutsche Capital	%	Fidelity® VIP Index 500%		Guggenheim VIF High Yield
	Global Thematic Growth		Growth VIP	%	Fidelity® VIP Investment	%	Guggenheim VIF Large
%	AllianceBernstein VPS	%	Deutsche Core Equity VIP		Grade Bond		Cap Value
	Growth and Income	%	Deutsche Global Growth VIP	%	Fidelity® VIP Mid Cap	%	Guggenheim VIF Long Short
%	AllianceBernstein VPS	%	Deutsche Global	%	Fidelity® VIP Overseas		Equity
	Small/Mid Cap Value		Small Cap VIP	%	Fidelity® VIP Real Estate	%	Guggenheim VIF Macro
%	ALPS/Alerian Energy	%	Deutsche Government &	%	Fidelity® VIP Strategic		Opportunities
	Infrastructure		Agency Securities VIP		Income	%	Guggenheim VIF Managed
%	American Century VP	%	Deutsche High Income VIP	%	Franklin Flex Cap Growth		Asset Allocation
	Income & Growth	%	Deutsche Large		VIP Fund	%	Guggenheim VIF Mid Cap
%	American Century VP		Cap Value VIP	%	Franklin Growth and Income		Value
	Inflation Protection	%	Deutsche Small Mid Cap		VIP Fund	%	Guggenheim VIF Multi-
%	American Century VP		Value VIP	%	Franklin High Income		Hedge Strategies
	International	%	Dimensional VA Global		VIP Fund	%	Guggenheim VIF Small Cap
%	American Century VP		Bond Portfolio	%	Franklin Income VIP Fund		Value
	Mid Cap Value	%	Dimensional VA	%	Franklin Large Cap Growth	%	Guggenheim VIF StylePlus
%	American Century VP Value		International Small Portfolio		VIP Fund		Large Core
%	American Funds IS® Asset	%	Dimensional VA	%	Franklin Mutual Global	%	Guggenheim VIF StylePlus
	Allocation		International Value Portfolio		Discovery VIP Fund		Large Growth
%	American Funds IS® Blue	%	Dimensional VA Short-Term	%	Franklin Mutual Shares	%	Guggenheim VIF StylePlus
	Chip Income and Growth		Fixed Portfolio		VIP Fund		Mid Growth
%	American Funds IS®	%	Dimensional VA U.S. Large	%	Franklin Rising Dividends	%	Guggenheim VIF StylePlus
	Global Bond		Value Portfolio		VIP Fund		Small Growth
%	American Funds IS®	%	Dimensional VA U.S.	%	Franklin Small Cap Value	%	Guggenheim VIF Total
	Global Growth		Targeted Value Portfolio		VIP Fund		Return Bond
%	American Funds IS®	%	Direxion Dynamic	%	Franklin Small-Mid Cap	%	Guggenheim VIF World
	Global Growth		VP HY Bond		Growth VIP Fund		Equity Income
	and Income	%	Direxion VP Indexed	%	Franklin Strategic Income	%	Ibbotson Aggressive Growth
%	American Funds IS® Global		Commodity Strategy		VIP Fund		ETF Asset Allocation
	Small Capitalization	%	Direxion VP Indexed	%	Franklin U.S. Government	%	Ibbotson Balanced ETF
%	American Funds IS® Growth		Managed Futures Strategy		Securities VIP Fund		Asset Allocation
%	American Funds IS®	%	Dreyfus IP Small	%	Goldman Sachs VIT Growth	%	Ibbotson Conservative ETF
	Growth-Income		Cap Stock Index		Opportunities		Asset Allocation
%	American Funds IS®	%	Dreyfus IP Technology	%	Goldman Sachs VIT High	%	Ibbotson Growth ETF
	International		Growth		Quality Floating Rate		Asset Allocation
%	American Funds IS®	%	Dreyfus Stock Index	%	Goldman Sachs VIT Large	%	Ibbotson Income and
	International	%	Dreyfus VIF Appreciation		Cap Value		Growth ETF Asset Allocation
	Growth and Income	%	Dreyfus VIF International	%	Goldman Sachs VIT Mid	%	Invesco V.I. American
%	American Funds IS®		Value		Cap Value		Franchise
	Mortgage	%	Eaton Vance VT Floating-%		Goldman Sachs VIT Small	%	Invesco V.I. American Value
%	American Funds IS®		Rate Income		Cap Equity Insights	%	Invesco V.I. Balanced-Risk
	New World	%	Eaton Vance VT	%	Goldman Sachs VIT		Allocation
%	American Funds IS® U.S.		Large-Cap Value		Strategic Growth	%	Invesco V.I. Comstock
	Government/AAA-Rated	%	Federated Fund for U.S.	%	Goldman Sachs VIT	%	Invesco V.I. Core Equity
	Securities		Government Securities II		Strategic International Equity	%	Invesco V.I. Equity and
%	BlackRock Basic Value V.I.	%	Federated High Income	%	Guggenheim VIF		Income
%	BlackRock Capital		Bond II		All Cap Value	%	Invesco V.I. Global Core
	Appreciation V.I.	%	Fidelity® VIP Balanced	%	Guggenheim VIF CLS		Equity
%	BlackRock Equity	%	Fidelity® VIP Contrafund®		AdvisorOne Amerigo	%	Invesco V.I. Global
	Dividend V.I.	%	Fidelity® VIP Disciplined	%	Guggenheim VIF CLS		Health Care
%	BlackRock Global		Small Cap		AdvisorOne Clermont	%	Invesco V.I. Global
	Allocation V.I.						Real Estate
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8. Provide Investment Directions (continued from page 3)

Please indicate your investment preferences below. Please use whole percentages totaling 100%
%	Invesco V.I. Government	%	JPMorgan Insurance Trust	%	PIMCO VIT	%	Rydex VIF Government
	Securities		US Equity Portfolio		CommodityRealReturn		Long Bond 1.2x Strategy
%	Invesco V.I. Growth	%	Lord Abbett Series		Strategy	%	Rydex VIF Health Care
	and Income		Bond-Debenture VC	%	PIMCO VIT Emerging	%	Rydex VIF Internet
%	Invesco V.I. High Yield	%	Lord Abbett Series		Markets Bond	%	Rydex VIF Inverse Dow
%	Invesco V.I. International		Calibrated Dividend	%	PIMCO VIT Foreign Bond		2x Strategy
	Growth		Growth VC		(Unhedged)%		Rydex VIF Inverse
%	Invesco V.I. Managed	%	Lord Abbett Series	%	PIMCO VIT Global Bond		Government Long Bond
	Volatility		Classic Stock VC		(Unhedged)		Strategy
%	Invesco V.I. Mid Cap	%	Lord Abbett Series	%	PIMCO VIT Global Multi-%		Rydex VIF Inverse Mid-Cap
	Core Equity		Developing Growth VC		Asset Managed Allocation		Strategy
%	Invesco V.I. Mid Cap Growth	%	Lord Abbett Series	%	PIMCO VIT High Yield	%	Rydex VIF Inverse
%	Invesco V.I. S&P 500 Index		Fundamental Equity VC	%	PIMCO VIT Low Duration		NASDAQ-100® Strategy
%	Invesco V.I. Small Cap	%	Lord Abbett Series Growth	%	PIMCO VIT Real Return	%	Rydex VIF Inverse Russell
	Equity		and Income VC	%	PIMCO VIT Short-Term		2000® Strategy
%	Ivy Funds VIP Asset	%	Lord Abbett Series Growth	%	PIMCO VIT Total Return	%	Rydex VIF Inverse S&P
	Strategy		Opportunities VC	%	Pioneer Bond VCT		500 Strategy
%	Ivy Funds VIP Balanced	%	Lord Abbett Series	%	Pioneer Emerging	%	Rydex VIF Japan 2x
%	Ivy Funds VIP Core Equity		Mid Cap Stock VC		Markets VCT		Strategy
%	Ivy Funds VIP Dividend	%	Lord Abbett Series	%	Pioneer Equity Income VCT	%	Rydex VIF Leisure
	Opportunities		Total Return VC	%	Pioneer High Yield VCT	%	Rydex VIF Mid-Cap
%	Ivy Funds VIP Energy	%	Lord Abbett Series Value	%	Pioneer Real Estate		1.5x Strategy
%	Ivy Funds VIP Global Bond		Opportunities VC		Shares VCT	%	Rydex VIF NASDAQ-100®
%	Ivy Funds VIP Global	%	MFS® VIT Emerging	%	Pioneer Strategic	%	Rydex VIF NASDAQ-100®
	Growth		Markets Equity		Income VCT		2x Strategy
%	Ivy Funds VIP Global	%	MFS® VIT Global Tactical	%	Power Income VIT	%	Rydex VIF Nova
	Natural Resources		Allocation	%	Probabilities Fund	%	Rydex VIF Precious Metals
%	Ivy Funds VIP Growth	%	MFS® VIT High Yield	%	Putnam VT Absolute	%	Rydex VIF Real Estate
%	Ivy Funds VIP High Income	%	MFS® VIT II MA Investors		Return 500%		Rydex VIF Retailing
%	Ivy Funds VIP International		Growth Stock	%	Putnam VT Capital	%	Rydex VIF Russell 2000®
	Core Equity	%	MFS® VIT II Research		Opportunities		1.5x Strategy
%	Ivy Funds VIP Limited-Term		International	%	Putnam VT Diversified	%	Rydex VIF Russell 2000®
	Bond	%	MFS® VIT International		Income		2x Strategy
%	Ivy Funds VIP Mid Cap		Value	%	Putnam VT Equity Income	%	Rydex VIF S&P 500
	Growth	%	MFS® VIT Investors Trust	%	Putnam VT Global Asset		2x Strategy
%	Ivy Funds VIP Real Estate	%	MFS® VIT New Discovery		Allocation	%	Rydex VIF S&P 500
	Securities	%	MFS® VIT Research	%	Putnam VT Growth		Pure Growth
%	Ivy Funds VIP Science and	%	MFS® VIT Research Bond		Opportunities	%	Rydex VIF S&P 500
	Technology	%	MFS® VIT Total Return	%	Putnam VT High Yield		Pure Value
%	Ivy Funds VIP Small	%	MFS® VIT Utilities	%	Putnam VT Income	%	Rydex VIF S&P MidCap
	Cap Growth	%	Morgan Stanley UIF	%	Putnam VT Investors		400 Pure Growth
%	Ivy Funds VIP Small		Emerging Markets Debt	%	Putnam VT Voyager	%	Rydex VIF S&P MidCap
	Cap Value	%	Morgan Stanley UIF	%	Rydex VIF Banking		400 Pure Value
%	Ivy Funds VIP Value		Emerging Markets Equity	%	Rydex VIF Basic Materials	%	Rydex VIF S&P SmallCap
%	Janus Aspen Enterprise	%	Neuberger Berman AMT	%	Rydex VIF Biotechnology		600 Pure Growth
%	Janus Aspen Forty		Guardian	%	Rydex VIF Commodities	%	Rydex VIF S&P SmallCap
%	Janus Aspen Janus Portfolio	%	Neuberger Berman AMT		Strategy		600 Pure Value
%	Janus Aspen Overseas		Socially Responsive	%	Rydex VIF Consumer	%	Rydex VIF Strengthening
%	Janus Aspen Perkins	%	Oppenheimer Global		Products		Dollar 2x Strategy
	Mid Cap Value		Fund/VA	%	Rydex VIF Dow 2x Strategy	%	Rydex VIF Technology
%	JPMorgan Insurance Trust	%	Oppenheimer Global	%	Rydex VIF Electronics	%	Rydex VIF
	Core Bond Portfolio		Strategic Income Fund/VA	%	Rydex VIF Energy		Telecommunications
%	JPMorgan Insurance Trust	%	Oppenheimer International	%	Rydex VIF Energy Services	%	Rydex VIF Transportation
%	Intrepid MidCap Portfolio		Growth Fund/VA	%	Rydex VIF Europe 1.25x	%	Rydex VIF U.S. Government
%	JPMorgan Insurance Trust	%	Oppenheimer Main Street		Strategy		Money Market
	Small Cap Core Portfolio		Small Cap Fund®/VA	%	Rydex VIF Financial	%	Rydex VIF Utilities
		%	PIMCO VIT All Asset		Services

Please Continue

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8. Provide Investment Directions (continued from page 4)

Please indicate your investment preferences below. Please use whole percentages totaling 100%
%	Rydex VIF Weakening Dollar	%	Templeton Foreign VIP Fund	%	Virtus Strategic
	2x Strategy	%	Templeton Global		Allocation Series
%	SEI VP Balanced Strategy		Bond VIP Fund	%	Voya MidCap
%	SEI VP Conservative	%	Templeton Growth VIP Fund		Opportunities Portfolio
	Strategy	%	Third Avenue Value	%	VY Clarion Global Real
%	SEI VP Defensive Strategy	%	Transparent Value		Estate Portfolio
%	SEI VP Market Growth		Directional Allocation VI	%	VY Clarion Real Estate
	Strategy	%	Van Eck VIP Global Gold		Portfolio
%	SEI VP Market Plus Strategy	%	Van Eck VIP Global	%	Wells Fargo Advantage
%	SEI VP Moderate Strategy		Hard Assets		International Equity VT
%	T. Rowe Price	%	Virtus International Series	%	Wells Fargo Advantage
	Blue Chip Growth	%	Virtus Multi-Sector Fixed		Intrinsic Value VT
%	T. Rowe Price		Income Series	%	Wells Fargo Advantage
	Equity Income	%	Virtus Premium		Omega Growth VT
%	T. Rowe Price		AlphaSectorTM Series	%	Wells Fargo Advantage
	Health Sciences	%	Virtus Real Estate		Opportunity VT
%	T. Rowe Price		Securities Series	%	Wells Fargo Advantage
	Limited-Term Bond	%	Virtus Small-Cap		Small Cap Value VT
%	Templeton Developing		Growth Series	%	Western Asset Variable
	Markets VIP Fund				Global High Yield Bond
Must Total 100%

Please Continue

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9. Incentives and Other Considerations

Have you been offered any cash incentive or other consideration (such as free insurance) as an inducement to apply for this annuity contract? m Yes m No

To the best of your knowledge and belief, has the annuitant been offered any cash incentive or other consideration (such as free insurance) as an inducement to apply for this annuity contract? m Yes  m No

10. Statement of Understanding

I have been given a current prospectus that describes the Contract for which I am applying. I understand that annuity payments and withdrawal values, if any, when based on the investment experience of the Investment Options are variable and dollar amounts are not guaranteed and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk.

If my annuity contract qualifies under Section 403(b), I declare that I know: (1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to FSBL under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, FSBL will be liable only for the return of the amount paid.

❒ Check this box to receive a Statement of Additional Information.

Please Continue

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11. Provide Signature

My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

Tax Identification Number Certification

Instructions: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. citizen or other U.S. person (as defined in the IRS Form W-9 instructions).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
X
	Signature of Owner	Date (mm/dd/yyyy)	Signed at (City/State)

X
	Signature of Joint Owner	Date (mm/dd/yyyy)

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver s license or other identifying documents.

Registered Representative/Dealer Information
Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?
m
No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations. I have complied with the requirements for disclosure and/or replacement by enclosing a completed and signed Definition of Replacement and leaving a copy of the form with the applicant.

m
Yes. If yes, please enclose a completed and signed (i) Disclosure Statement; (ii) Important Notice form; and (iii) Incoming Funds Transfer form. The agent is required to leave with the applicant a copy of the Disclosure Statement and Important Notice form. Also, if an Application Supplement is applicable (for selecting the dollar cost averaging or asset allocation option), please enclose a completed and signed Application Supplement as well.

Comments:

Print Name of Representative
X
	Signature of Representative	Date (mm/dd/yyyy)
Address
	Street Address	City	State	ZIP Code
Daytime Phone Number	Email Address

Representative License I.D. Number
Print Name of Broker/Dealer

Mail to: First Security Benefit Life Insurance and Annuity Company of New York • Administrative Office • PO Box 750497 • Topeka, KS 66675-0497 or Fax to: 1-785-368-1772
Visit us online at www.securitybenefit.com

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